UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

_______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event

reported): September 15, 2007

Bakers Footwear Group, Inc.
(Exact Name of Registrant as Specified in Charter)

Missouri	000-50563	43-0577980
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2815 Scott Avenue St. Louis, Missouri	63103
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:

(314) 621-0699

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On September 18, 2007, Bakers Footwear Group, Inc. (the “Company”) issued a press release announcing financial results for the second quarter ended August 4, 2007. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated by reference herein.

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)        Michele A. Bergerac, the President and a Director of the Company, has resigned as President and as a Director to pursue other interests, effective as of September 15, 2007.

Lawrence L. Spanley, Jr. announced his intention to retire as Chief Financial Officer at the end of January 2008, although he has agreed to remain with the Company following that date.

(c)        Peter A. Edison, the current Chairman of the Board and Chief Executive Officer has assumed the title of President, effective as of September 15, 2007.

Mark D. Ianni, the current Executive Vice President — General Merchandise Manager of the Company has assumed certain of Ms. Bergerac’s responsibilities and has been promoted to be the Chief Merchandising Officer of the Company, effective as of September 15, 2007. Because of Mr. Ianni’s increased responsibilities, his base salary will be increased to $270,000.00 per year.

Joseph R. Vander Pluym, the current Executive Vice President — Stores of the Company has assumed certain of Ms. Bergerac’s responsibilities and has been promoted to be the Chief Operations Officer of the Company, effective as of September 15, 2007. Because of Mr. Vander Pluym’s increased responsibilities, his base salary will be increased to $270,000.00 per year.

None of Mr. Edison, Mr. Ianni or Mr. Vander Pluym has family relationships or related-party transactions that are required to be disclosed. The additional information required by Items 401(b) and (d) for these executives is disclosed in and incorporated herein by reference from pages 39-40 of the Company’s Annual Report on Form 10-K for the year ending February 3, 2007.

Charles R. Daniel III, 49, will assume the duties of the principal financial officer, effective upon Mr. Spanley’s retirement in January 2008. Mr. Daniel has served as Controller for the Company since February 2004. Prior to that, Mr. Daniel worked for the accounting firm of Stone Carlie. Mr. Daniel does not have any family relationships or related-party transactions that are required to be disclosed.

(e)        The Company is negotiating the terms of a severance agreement with Ms. Bergerac.

The information contained in Item 5.02(c) relating to Mr. Ianni’s and Mr. Vander Pluym’s increased compensation is incorporated herein by reference.

Mr. Spanley's employment agreement will be amended to cover his continued service to the Company following his retirement as Chief Financial Officer.

Item 7.01.  Regulation FD Disclosure.

The information set forth under Items 2.02 and 5.02 is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits. See Exhibit Index.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAKERS FOOTWEAR GROUP, INC.

Date: September 19, 2007	By:	/s/ Lawrence L. Spanley, Jr.
Lawrence L. Spanley, Jr. Executive Vice President, Chief Financial Officer, Treasurer and Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Press release dated September 18, 2007.